DE LEON FUNDS TRUST

                            de Leon Internet 100 Fund


                                   SUPPLEMENT
                             Dated October 25, 2000


This Supplement to the Prospectus and Statement of Additional Information of the de Leon Internet 100 Fund ("Fund"), a series of the de Leon Funds Trust ("Trust"), is to notify shareholders, potential investors, and other interested parties that the Fund will discontinue operations. The Board of Trustees of the Trust, at the request of the Fund's investment adviser, de Leon Capital Management, L.L.C. ("Adviser"), decided at a Special Board of Trustees Meeting, held on October 24, 2000 ("Board Meeting"), to discontinue the Fund's operations based on the Adviser's belief that the Fund is no longer economical to operate and that the best interests of the Fund and the Fund's shareholders would be served by discontinuing Fund operations.

As a result of the decision to discontinue the Fund's operations, the Board of Trustees determined at the Board Meeting to discontinue accepting purchase orders for shares of the Fund. Also, the Trustees have directed that the Fund's portfolio securities be liquidated promptly and that the Fund redeem all outstanding shares as quickly as reasonably practicable.


Shareholders should direct any questions about their account to 1-877-655-1110.





          Investors Should Retain This Supplement for Future Reference
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